Investor Presentation

Simmons First National Corporation

NASDAQ-GS: SFNC

Forward-Looking Statement

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its Common Stock on favorable terms and other risk factors. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Simmons First Profile



Pine Bluff – Corporate Headquarters



Little Rock Corporate Office

- **Ticker: SFNC**
- **$8 Billion in assets (1)**
- **In business since 1903**
- **4 State Pro Forma Footprint (1)**
  (Arkansas, Kansas, Missouri and Tennessee)
- **$180 million nationwide Credit Card Portfolio**
  - *Excellent earning asset (12.4% loan yield with fees) and strong credit quality (1.17% charge-offs)*
- **Large Trust Presence in Arkansas (1)**
  - *$3.5 Billion total Trust Assets*

(1) Pro Forma including Delta Trust, First State and Liberty Bank

Q2-2014 Highlights

- GAAP EPS of $0.60, up 50%
- Core EPS of $0.56, up 44%
- Net Interest Margin of 4.34%, core NIM 3.74%
- Total Loans up $512 million, up 28%
- Legacy Loans up $175 million, up 10.6%
- Continued strong Asset Quality and Capital
- Integration and cost savings (35%+) related to Metropolitan acquisition is on target *(closed 27 branches in March 2014)*
- Charter consolidation *(3 banks in May & 3 banks in early August)*
- Simmons First announced 3 acquisition in the first half of 2014:
  - Delta Trust (Little Rock, AR) $455 million
  - First State (Tennessee) $2.0 billion
  - Liberty Bank (Springfield, TN) $1.1 billion

Strategic Acquisition

DELTA TRUST
Delta Trust & Bank
Since 1910
MEMBER FDIC

- **Purchase Price** **$63 million**
- **Closing Date** **August 2014**
- **Total Assets** **$455 million** *(as of 3/31/14)*

Financially Attractive	• High single-digit EPS accretion • Internal rate of return of 22% • Cost savings of 35% of non-interest expense • Low multiple of trailing earnings (15.5x)
Low Risk Profile	• In-market transaction • Familiar customer base • Comprehensive due diligence process • Strong pro forma capital ratios
Strategic Value	• Expands market share in Little Rock • Leverages Metropolitan acquisition • Attractive market demographics • Trust business of ~$813 million (Total Trust Assets)

Strategic Acquisition

First State

- **Purchase Price** **$245 million**
- **Closing Date** **Q-4 2014**
- **Total Assets** **$2.0 billion** *(as of 3/31/14)*

Financially Attractive	• Double digit EPS accretion • Internal rate of return of approximately18% • Cost savings of 20% of non-interest expense • Low multiple of trailing earnings (12.4x)
Low Risk Profile	• Similar cultures and operating styles • Retention of local management team • Comprehensive due diligence process • Strong pro forma capital ratios
Strategic Value	• Opportunistic acquisition into contiguous markets with a high-quality partner • Leverages current operating platform and back office support • Attractive business lines and markets

Strategic Acquisition

LIBERTY BANCSHARES, INC

- **Purchase Price** **$209 million**
- **Closing Date** **Q-4 2014**
- **Total Assets** **$1.1 billion** *(as of 3/31/14)*

Financially Attractive

- Meaningful EPS accretion
- Internal rate of return ~19%
- Cost savings of 30% of non-interest expense
- Low multiple of trailing earnings (13.1x)

Low Risk Profile

- Similar cultures and operating styles
- Familiar markets
- Retention of local management team
- Comprehensive due diligence process
- Strong pro forma capital ratios

Strategic Value

- Fills in our out-of-state operations with excellent operators and risk managers
- Leverages existing branch network and adds scale beyond Arkansas

Pro Forma Total Assets

$8 Billion Company!

	$4.4 Billion
DELTATRUST Delta Trust & Bank Since 1910 MEMBER FDIC	$0.5 Billion
First State	$2.0 Billion
LIBERTY BANCSHARES, INC	$1.1 Billion

as of 3/31/14

Footprint & Regional Structure



Missouri\Kansas Region
$1.1B Loans
$1.3B Deposits
Tennessee Region
$1.1B Loans
$1.6B Deposits
NWA AR Region
$0.5B in Loans
$0.6B in Deposits
Central\NE AR Region
$1.3B Loans
$1.9B Deposits
South AR Region
$0.6B Loans
$1.2B Deposits
Simmons First National Corp.
US Branches: Current
Delta Trust & Banking Corp.
US Branches: Current
First State Bank
US Branches: Current
Liberty Bank
US Branches: Current

Timeline for Integration

2014

✓ Mar:	Convert MNB, integrate 35 branches and close 27 branches
✓ Apr:	Regulatory filings *(Charter Consolidation & Delta Trust)*
✓ May:	Convert 3 charters *(SFB-NEA, SFB-Searcy, & SFB-Hot Springs)*
✓ Jun:	Regulatory Approval *(Delta Trust)*
✓ Jul:	Regulatory filings *(First State & Liberty)*
✓	File S-4 *(Delta Trust)*
	File S-4's *(Combined – First State and Liberty Bank)* **[7/25/14]**
Aug:	Close on Delta Trust *(Delta Trust Shareholder meeting)*
	Convert remaining 3 charters *(Russellville, El Dorado, & Lake Village)*
Oct:	Delta Trust Conversion
	Shareholder Meetings *(SFNC, First State & Liberty)*
Nov:	Close on First State
	Close on Liberty Bank

2015

Apr:	Convert Liberty Bank
Aug:	Convert First State

Proven Acquirer and Integrator


First Savings Bank of Arkansas
July 26, 1991
Financial Centers: 2
Savers Savings Bank of Arkansas
September 20, 1991
Financial Centers: 2
Dumas Bancshares, Inc.
March 31, 1995
Dumas State Bank
American Bancshares of Arkansas, Inc.
December 9, 1998
AMERICAN STATE BANK
Lincoln Bankshares Inc.
January 19, 1999
BANK OF LINCOLN
NBC Bank Corp
July 9, 1999
NBC
National Bank of Commerce
Alliance Bancorporation, Inc.
March 19, 2004
ALLIANCE BANK
Cross County Bancshares, Inc.
June 25, 2004
Financial Centers: 1
Bank of Little Rock
October 31, 2005
Financial Centers: 1
Truman Bank
September 14, 2012
TRUMAN BANK
Excel Bank
October 19, 2012
EXCEL
LIBERTY
DELTATRUST
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
First America Savings Bank
December 7, 1990
Financial Centers: 3
Dermott State Bank Bancshares, Inc.
August 1, 1995
Home Federal Saving Association
March 27, 1992
Financial Centers: 1
FIRST BANK OF ARKANSAS
First Bank of Arkansas, Russellville
First Bank of Arkansas, Searcy
August 1, 1997
First Financial Banc Corporation
July 17, 2000
Financial Centers: 8
Heartland Community Bank Bancshares, Inc.
July 19, 2002
Financial Centers: 1
Union Planters Corporation
November 21, 2003
Financial Centers: 9
Southwest Community Bank
May 14, 2010
Southwest Community Bank
Metropolitan National Bank
November 25, 2013
Metropolitan National Bank
Security Savings Bank
Security Savings Bank
October 15, 2010
First State

Pro Forma Balance Sheet

	3/31/14 Standalone	3/31/14 Pro Forma
Balance Sheet Data:		
Cash and Cash Equivalents	$522,136	$681,984
Securities	1,041,589	1,880,475
Gross Loans	2,367,777	4,568,538
Total Assets	4,396,647	8,069,339
Total Deposits	3,707,048	6,571,531
Common Equity	406,672	913,669
Per Share Data:		
Book Value per Share	$24.93	$30.87
Tangible Book Value per Share	19.23	18.04
Capitalization:		
TE / TA	7.29%	7.35%
TCE / TA	7.29%	6.95%
Leverage Ratio	8.21%	8.59%

$ in thousands, except per share

Pro Forma Income Statement

	2013 Standalone	2013 Pro Forma
Net Interest Income	$130,850	$295,526
Provision for Loan Losses	4,118	8,742
Non-interest Income	40,616	102,576
Non-interest Expense	134,812	285,862
Pre-Tax Income	32,536	103,498
Provision for Income Taxes	9,305	32,028
Net Income	**$23,231**	**$71,470**
Net Income Available to Common	**$23,231**	**$69,928**
Diluted EPS	$1.42	$2.36
Core Diluted EPS(1)	$1.69	$2.48

- **2013 Pro Forma does NOT include any anticipated cost savings or revenue enhancements**

$ in thousands, except per share
(1)Core EPS excludes nonrecurring items.

Revenue Opportunities

	Simmons Bank	Delta Trust	First State	Liberty Bancshares, Inc
Credit Cards	✔			
Trust	✔	✔		
Investments	✔	✔		
Agri Lending	✔			
Equipment Finance	✔			
Insurance		✔	✔	
Consumer Finance			✔	
SBA Lending			✔	✔

- **None of our accretion estimates include the potential benefits of expanding these business lines**

Investment Profile

	SFNC Standalone	SFNC Pro Forma
Market Data as of 6/30/14		
Common Shares Outstanding	16,311,263	29,599,117
Market Capitalization	$643	$1,166
% Institutional Ownership	46.1%	25.4%
% Index Ownership	15.8%	8.7%
Valuation & Per Share Data		
2015E EPS (1)	$2.66	$3.16
P / 2015E EPS	14.8x	12.5x
TBVPS	$19.23	$18.04
P / TBVPS	2.05x	2.18x

$ in millions, except per share
(1) SFNC Standalone based upon consensus analyst estimates as of March 23, 2014 (1 day prior to the announcement of Delta Trust acquisition); SFNC Pro Forma based upon consensus analyst estimates as of June 30, 2014.

Why Simmons First?

- Multiple paths to above average earnings growth
  - M&A accretion, cost savings and revenue enhancements
  - Continued efficiency initiatives
  - Organic legacy loan growth
  - Rising interest rates
- Experienced and deep management
- Exceptional balance sheet
- Consistent historical earnings performance
- Attractive dividend yield

Committed to delivering a sophisticated and diverse range of products with the level of service of a community bank

Supplemental Information

Loan Growth *(Quarter over Quarter)*

$ in millions	Q2 2014	Q2 2013	$ Change	% Change
Legacy Loans *(excluded Student Loans)*	**$1,868**	**$1,649**	**$219**	**13%** (2)
Acquired Loans, FDIC Covered(1)	122	164	(42)	(26%)
Acquired Loans, Non-Covered(1)	399	64	335	528%
Total Loans	**$2,389**	**$1,877**	**$512**	**27%**

8 loan new hires in 2013
(4 Kansas, 3 Missouri and 1 Little Rock)
(start date April – June 2013)
4 new mortgage loan hires in 2013
(3 Kansas, 1 Missouri)
(Start date May – July 2013)

Metropolitan:
New loan hires
(9 Central Arkansas & 2 in Northwest Arkansas)
New mortgage loan hires
(8 Central Arkansas & 3 in Northwest Arkansas)

(1)Acquired loans net of credit mark
(2)Growth of $175 million or 11% excluding acquired migrated loans

Combined Loan Portfolio



Other
0%
Construction
7%
Consumer
10%
Agricultural
2%
Commercial
12%
Single-Family
Residential
26%
Commercial Real
Estate
43%

Pro Forma as of 3/31/14

Loans ($ in millions)	SFNC	Delta	FSB	Liberty	Pro Forma
Construction	219	22	57	43	342
Single-Family Residential	557	72	314	236	1,179
Commercial Real Estate	961	178	480	375	1,993
Commercial	240	43	136	123	542
Agricultural	78	-	14	7	99
Consumer	311	13	119	17	460
Other	2	-	1	8	11
Total	**$ 2,368**	**$ 328**	**$ 1,121**	**$ 809**	**$ 4,626**

Combined Deposits

($ in millions)	Simmons First	Delta Trust	Community First	Liberty Bank	Combined
Non-Interest Bearing	838	123	192	133	**1,286**
Interest Bearing Transactions	1,793	154	888	540	**3,375**
Time Deposits	1,076	111	510	212	**1,909**
Total Deposits	**3,707**	**388**	**1,590**	**885**	**6,570**
Non-Interest Bearing\Deposits	23%	32%	12%	15%	**20%**
Non-Time Deposits\Deposits	71%	71%	68%	76%	**71%**
MRQ Cost of Interest Bearing Deposits	**0.31%**	**0.58%**	**0.62%**	**0.36%**	**0.41%**

as of 3/31/14

Exceptional Asset Quality

SFNC Legacy Portfolio

Excludes Acquired Loans and Acquired OREO

	2007	2008	2009	2010	2011	2012	2013	Q214
NPL (3) – SFNC	0.60	0.81	1.35	1.98	1.74	1.42	**1.07**	**0.75**
NPL (3) – All US Banks (1)	0.93	2.19	4.41	4.15	4.11	3.36	**2.67**	
NPA – SFNC	0.51	0.64	1.12	1.12	1.18	0.96	**0.66**	**0.65**
NPA – All US Banks (1)	0.90	1.96	3.81	3.69	3.53	2.91	**2.30**	
Net Charge-offs – SFNC (2)	0.16	0.30	0.38	0.52	0.30	0.26	**0.15**	**0.13**
Net Charge-offs – All US Banks (1)	0.62	1.34	2.67	2.67	1.64	1.12	**0.70**	

"Great Recession" (2008–2010)

(1) Source: SNL Financial
(2) Excludes Credit Card Charge-offs
(3) Includes TDRs

Pro Forma Loan and Credit Coverage

as of 3/31/14	SFNC	Delta Trust, First State & Liberty Estimated	Pro Forma	Coverage
Legacy Loans	**1,779**		**1,779**	
Allowance for Loan Loss	(27)		(27)	1.5%
Loans acquired, not covered by FDIC	**496**	**2,259**	**2,755**	
Loan Discount	(44)	(58)	(103)	3.7%
Loans acquired, covered by FDIC	**189**		**189**	
Loan Discount	(51)		(51)	27.0%
Total Loans (before discounts)	**2,464**	**2,259**	**4,723**	
Total Allowance and Credit Mark	(122)	(58)	(180)	3.8%

$ in millions

Asset Quality – Credit Card

History of Strong Credit Quality (Net Charge-offs)



12.00%
9.00%
6.00%
3.00%
0.00%
85
87
89
91
93
95
97
99
01
03
05
07
09
11
13
1991 Recession
2001 Recession
"The Great Recession"
SFNC 1.17%
Industry 3.32%

Industry source: Federal Reserve Board

Consistent Dividend History



Current Dividend Yield 2.2%
($0.88 per share)
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
'97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14
105 Consecutive Years

1-Year Total Return

(Dividends + Stock Appreciation)

6/30/13 – 6/30/14



SFNC (+54.83%)
SNL U.S. Bank (+19.03%)
SFNC
+55%
SNL
Bank Index
+19%
Total Return (%)
80
60
40
20
0
-20
Jul 2013
Sep 2013
Nov 2013
Jan 2014
Mar 2014
May 2014

Source: SNL Financial

Long-term Total Return

(Dividends + Stock Appreciation)

Since the Beginning of this Economic Cycle *12/31/07 – 6/30/14*



SFNC (+79.18%)
SNL U.S. Bank (-5.89%)
SFNC
+79%
SNL
Bank Index
-6%
Total Return (%)
100
50
0
-50
-100
2008
2009
2010
2011
2012
2013
2014

Source: **SNL Financial**

Simmons First National Corporation

NASDAQ-GS: SFNC



Pine Bluff – Corporate Headquarters



Little Rock Corporate Office